SUPPLEMENT DATED DECEMBER 11, 2019 TO THE PROSPECTUS DATED
SEPTEMBER 1, 2019 OF VANECK VECTORS ETF TRUST
(as supplemented)

This Supplement updates certain information contained in the above-dated Prospectus for VanEck Vectors ETF Trust (the “Trust”) regarding VanEck Vectors Fallen Angel High Yield Bond ETF (the “Fund”), a series of the Trust. You may obtain a copy of the Fund’s Prospectus free of charge, upon request, by calling toll-free 1.800.826.2333 or by visiting the VanEck website at www.vaneck.com.

Effective December 11, 2019 (the “Effective Date”), the Fund will transfer its primary listing for its shares (“Shares”) to The NASDAQ Stock Market LLC (“Nasdaq”) and such Shares will no longer be listed on the NYSE Arca, Inc. (“NYSE Arca”). On the Effective Date, all references in the Fund’s Prospectus to NYSE Arca as the listing exchange for the Shares are hereby deleted and replaced with Nasdaq. This change has no effect on the Fund’s investment objective or strategies.

Please retain this supplement for future reference